Page 1 FIFTH AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT This FIFTH AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT (this “Amendment”), dated as of September 14, 2026 (the “Effective Date”), is entered into by and between NAUTICUS ROBOTICS, INC., a Delaware corporation (the “Company”), and (the “Lender”). WHEREAS, the Company, the Lender, the other lenders from time to time party thereto (the “Other Lenders” and, together with the Lender, the “Lenders”), and ATW Special Situations Management LLC, as collateral agent (the “Collateral Agent”), are parties to that certain Senior Secured Term Loan Agreement, dated as of September 18, 2023 (as amended, restated, supplemented or otherwise modified from time to time (the “Loan Agreement”); WHEREAS, Section 25(c) of the Loan Agreement requires the consent of each Lender directly and adversely affected by an extension of the Maturity Date, and the Company is entering into a separate, substantially similar Fifth Amendment with each Other Lender (the “Other Lender Amendments”) and a separate Collateral Agent Acknowledgment and Consent with the Collateral Agent (the “Agent Consent” and, together with this Amendment and the Other Lender Amendments, the “Extension Documents”); WHEREAS, under clause (a) of the existing formulation of the Maturity Date in the opening paragraph of the Loan Agreement, the third-anniversary date is September 18, 2026, subject to the earlier alternative maturity triggers in clauses (b) and (c) thereof; WHEREAS, the Company and the Lender desire to establish January 31, 2028 as the Maturity Date for all outstanding Loans and to eliminate the alternative maturity triggers set forth in the opening paragraph of the Loan Agreement; and WHEREAS, the Company and the Lender desire to acknowledge the extension and reaffirm the continuing effectiveness of the applicable Transaction Documents; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Lender agree as follows: 1. Defined Terms. Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Loan Agreement. 2. Extension of Maturity Date. Notwithstanding the opening paragraph of the Loan Agreement, the definition of “Maturity Date” is hereby amended and restated in its entirety to mean January 31, 2028, and all references to the Maturity Date in the Loan Agreement and the other Transaction Documents shall refer to January 31, 2028. The Lender hereby consents, for purposes of Section 25(c) of the Loan Agreement, to the extension of the Maturity Date applicable to all Loans as set forth in the Extension Documents. For the avoidance of doubt, no event or date included in the prior formulation of the Maturity Date, including the alternative maturity triggers formerly set forth in clauses (b) and (c) of the opening paragraph of the Loan Agreement, shall cause the Loans to mature before January 31, 2028 solely by reason of having occurred or elapsed before the Effective Date. 3. Limited Waiver of Maturity-Related Defaults. Without admitting, and without this Amendment constituting an admission by any party, that an earlier Maturity Date, Default or Event of Default has occurred, the Lender waives any Default or Event of Default arising solely from the occurrence, before the Effective Date, of any date or event included in the definition of “Maturity Date” as in effect immediately prior to the Effective Date (the “Maturity Related Defaults”). For the avoidance of doubt, the Lender has not and shall not be deemed to have waived any of its rights and remedies against the Company for any

Page 2 existing or future Defaults or Events of Default other than the Maturity Related Defaults, as waived pursuant to and in accordance with this Section 3. 4. No Extension Fee or Exit Fee. No consent fee, extension fee or other consideration is payable in connection with this Amendment. For the avoidance of doubt, but subject to the following sentence, no Exit Fee is or shall become due or payable on the Effective Date under Section 8 of the Loan Agreement as a result of or relating to this Amendment. Notwithstanding anything to the contrary in the Loan Agreement, this Amendment or any other Extension Document, the Exit Fees shall remain and be due and payable in full upon the earlier of (1) the Maturity Date (as amended by the Extension Documents) and (2) the date upon which all Obligations under the Loan Agreement are paid in full, and nothing in this Amendment or the other Extension Documents shall be deemed to be a waiver, termination, cancellation or discharge of the Exit Fees, including, without limitation, pursuant to clause (z) of the provision in Section 8 of the Loan Agreement. 5. Ratification; No Novation. Except as expressly modified by this Amendment, the Loan Agreement and each other Transaction Document remain unchanged and in full force and effect and are ratified and confirmed. This Amendment is a modification of the existing Obligations and not a novation, refinancing or repayment of any Loan. From and after the Effective Date, each reference in any Transaction Document to the “Loan Agreement,” “this Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment. 6. Reaffirmation of Liens. The Company confirms that all liens and security interests granted under the Security Documents continue to secure the Obligations, as modified hereby, with the same priority and effect as immediately before the Effective Date. 7. Authority and Enforceability. Each party represents solely as to itself that (a) it has all requisite power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) its execution and delivery of this Amendment have been duly authorized, and (c) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws and general principles of equity. No party makes any representation in this Amendment that no Default or Event of Default exists, except that no Default or Event of Default will arise solely from the execution and performance of this Amendment. 8. Effectiveness. This Amendment shall become effective only when (a) it has been executed and delivered by the Company and the Lender, (b) the Company has received an executed Other Lender Amendment from each Other Lender, (c) the Company and the Collateral Agent have executed and delivered the Agent Consent and (d) the Lender has received each Other Lender Amendment and the Agent Consent, each duly executed by all parties thereto. Each Extension Document shall have the same Effective Date, and no Extension Document shall become effective unless all of the foregoing conditions have been satisfied. 9. Disclosure of Transactions and Other Material Information. The Company shall, within the time required by applicable law, file a Current Report on Form 8-K describing the material terms of this Amendment and attaching this Amendment as an exhibit, in each case to the extent required by the Securities Exchange Act of 1934, as amended. From and after that filing, the Company shall have publicly disclosed all material, nonpublic information, if any, provided to the Lender in connection with this Amendment. From and after such filing, the Lender shall have no duty of confidentiality to the Company with respect to any information provided to the Lender in connection with this Amendment. 10. Other Lender Amendments. Each Other Lender Amendment is in substantially the same form and substance as this Amendment. Neither the Company nor any of its Affiliates, nor any person acting on behalf of the Company or any of its Affiliates, (i) has provided, agreed to provide or will provide any consideration, rights or benefits to the Collateral Agent, any Other Lender or any of their respective Affiliates that are not being provided to the Lender hereunder in connection with this Amendment, the

Page 3 Other Lender Amendments and the Agent Consent, (ii) has entered into or will enter into any side letter or, other than the Other Lender Amendments and the Agent Consent, any other agreement, understanding or arrangement with the Collateral Agent, any Other Lender or any their respective Affiliates in connection with the Company entering into this Amendment, the Other Lender Amendments and the Agent Consent and (iii) will amend or otherwise modify any Other Lender Amendment or the Agent Consent. 11. Miscellaneous. The provisions of Section 25 of the Loan Agreement are incorporated into this Amendment, mutatis mutandis. This Amendment may be executed in counterparts, each of which is deemed an original and all of which together constitute one instrument. Signatures delivered electronically or by PDF shall be effective as originals. If any provision of this Amendment is invalid or unenforceable, the remaining provisions shall not be affected. This Amendment is governed by the internal laws of the State of New York, without regard to conflicts-of-law principles. [SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO FIFTH AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT Page 4 IN WITNESS WHEREOF, the Company and the Lender have executed this Amendment as of the Effective Date. NAUTICUS ROBOTICS, INC. By: ________________________________________ Name: John W. Gibson, Jr. Title: President & CEO By: ________________________________________ Name: ________________________________________ Title: ________________________________________